UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 25, 2004


MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of September 1, 2004 providing for the issuance of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2004-11HE)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-112231-22              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 28th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2004-11HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as Depositor, GreenPoint Mortgage Funding, Inc., as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as
Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

   On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

Terwin Mortgage Trust Asset-Backed Certificates,
Series TNTS 2004-11HE
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JPMORGAN CHASE BANK, not in its individual capacity but solely as Securities Administrator and Backup Servicer, under the Agreement referred to herein

Date: November 2, 2004   By:    /s/  Annette Marsula
                                   --------------------------------------------
                             Name:   Annette Marsula
                            Title:   Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004

                Terwin Mortgage Trust Asset-Backed Certificates,
                             Series TNTS 2004-11HE
                        Statement To Certificateholders
                                 October 25, 2004
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                     Ending
                Face         Principal                                                          Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       238,271,000.00   238,271,000.00   3,726,922.01       398,508.25    4,125,430.26       0.00         0.00    234,544,077.99
M1        12,960,000.00    12,960,000.00           0.00        26,341.20       26,341.20       0.00         0.00     12,960,000.00
M2         5,130,000.00     5,130,000.00           0.00        13,427.78       13,427.78       0.00         0.00      5,130,000.00
M3         3,780,000.00     3,780,000.00           0.00        10,461.15       10,461.15       0.00         0.00      3,780,000.00
B1         2,700,000.00     2,700,000.00           0.00         8,788.50        8,788.50       0.00         0.00      2,700,000.00
B2         2,700,000.00     2,700,000.00           0.00         9,801.00        9,801.00       0.00         0.00      2,700,000.00
B3         2,444,000.00     2,444,000.00           0.00         8,871.72        8,871.72       0.00         0.00      2,444,000.00
R                100.00           100.00         100.00             0.17          100.17       0.00         0.00              0.00
TOTALS   267,985,100.00   267,985,100.00   3,727,022.01       476,199.77    4,203,221.78       0.00         0.00    264,258,077.99
S        267,985,000.00   267,985,000.00           0.00             0.00            0.00       0.00         0.00    260,531,055.98
X                  0.00             0.00           0.00       993,816.74      993,816.74       0.00         0.00              0.00
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1        881561LE2    1,000.00000000     15.64152587    1.67250001    17.31402588       984.35847413       A1      2.230000 %
M1        881561LG7    1,000.00000000      0.00000000    2.03250000     2.03250000     1,000.00000000       M1      2.710000 %
M2        881561LH5    1,000.00000000      0.00000000    2.61750097     2.61750097     1,000.00000000       M2      3.490000 %
M3        881561LJ1    1,000.00000000      0.00000000    2.76750000     2.76750000     1,000.00000000       M3      3.690000 %
B1        881561LL6    1,000.00000000      0.00000000    3.25500000     3.25500000     1,000.00000000       B1      4.340000 %
B2        881561LM4    1,000.00000000      0.00000000    3.63000000     3.63000000     1,000.00000000       B2      4.840000 %
B3        881561LN2    1,000.00000000      0.00000000    3.63000000     3.63000000     1,000.00000000       B3      4.840000 %
R         881561LK8    1,000.00000000  1,000.00000000    1.70000000 1,001.70000000         0.00000000       R       2.230000 %
TOTALS                 1,000.00000000     13.90757176    1.77696361    15.68453537       986.09242824
S         881561LF9    1,000.00000000      0.00000000    0.00000000     0.00000000       972.18521925       S       0.000000 %
-----------------------------------------------------------------------------------------------------    --------------------------

Principal Remittance Amount                                                                               3,727,022.01

Scheduled Principal Payments                                                                                124,316.95

Principal Prepayments                                                                                     3,602,705.06
        Curtailments (Current)                                                                              204,226.65
        Curtailments (Cumulative)                                                                           204,226.65

Repurchase Principal (Current)
        Balance of Mortgage Loans Repurchased                                                                     0.00
        Number of Mortgage Loans Repurchased                                                                      0.00

Principal (Cumulative)
        Balance of Mortgage Loans Repurchased
        Number of Mortgage Loans Repurchased                                                                      0.00
                                                                                                                  0.00
Substitution Amounts                                                                                              0.00
                                                                                                                  0.00
Net Liquidation Proceeds
                                                                                                                  0.00
Insurance Proceeds
                                                                                                                  0.00
Other Principal
                                                                                                                  0.00
Other Interest
                                                                                                          1,175,707.64
Prepayment Premiums (Current)

        Number of Loans with Respect to which Prepayment Premiums were Collected
        Balance of Loans with Respect to which Prepayment Premiums were Collected                                 9
        Amount of Prepayment Premiums Collected                                                           1,969,093.14
                                                                                                             57,106.11
Prepayment Premiums (Cumulative)
        Number of Loans with Respect to which Prepayment Premiums were Collected
        Balance of Loans with Respect to which Prepayment Premiums were Collected                                 9
        Amount of Prepayment Premiums Collected                                                           1,969,093.14
                                                                                                             57,106.11
Servicing Related Reporting Items
        Recoveries from Prior Loss Determinations (Current)
        Recoveries from Prior Loss Determinations (Cumulative)                                                    0.00
                                                                                                                  0.00
        Reimbursement of Non-Recoverable Advances Previously Made (Current)
        Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                    0.00
                                                                                                                  0.00
        Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)
        Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                 0.00
                                                                                                                  0.00
        Servicing Fees
        Master Servicing Fees                                                                                84,443.58
                                                                                                              1,688.87
        Backup Servicer Fee
                                                                                                              5,974.72

Credit Risk Manager Fees                                                                                      2,533.31

Current Monthly Advances
Total Outstanding Advances                                                                                        N/A
                                                                                                                  N/A
Initial Number of Loans Outstanding
                                                                                                                 975
Initial Aggregate Loan Balance
                                                                                                        270,149,537.86
Beginning Number of Loans Outstanding
                                                                                                                 975
Beginning Aggregate Loan Balance
                                                                                                        202,664,563.94
Ending Number of Loans Outstanding
                                                                                                                 961
Ending Aggregate Loan Balance
                                                                                                         198,937,541.93
Delinquent Mortgage Loans

                Group Totals
        Period              Number    Principal Balance              Percentage
        0-29  days            947     196,515,431.40                   98.78 %
        30-59  days            13       2,317,096.57                    1.16 %
        60-89  days             1         105,013.97                    0.05 %
        90-119 days             0               0.00                       0 %
        120+   days             0                  0                    0.00 %
        Total                 961     198,937,541.94                   99.99 %
        * Delinquent Bankruptcies and Foreclosures are included in the table above.


Bankruptcies
        Number         Principal Balance    Percentage
          0                     0.00            0.00%

Foreclosures
        Number         Principal Balance    Percentage
          0                     0.00            0.00%

REO Properties
        Number         Principal Balance    Percentage
          0                     0.00            0.00%

Book Value of REO Properties                                                                             0.00

Current Realized Losses                                                                                  0.00

Cumulative Realized Losses                                                                               0.00

Gross Weighted Average Coupon                                                                            6.9615 %
Net Weighted Average Coupon                                                                              6.4011 %
Weighted Average Remaining Term (Prior Month)                                                            352
Weighted Average Remaining Term (Current Month)                                                          352

Trigger Event Occurrence                                                                                 NO
        Does Rolling 3 Mo Delinq Rate equal or exceed 42% of Required Pct?                               NO
        Rolling 3 Month Delinquency Rate                                                                 0.0394 %
        42% of Required Pct (Effective After Stepdown Date)                                              4.4379 %

        Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                   NO
        Cumulative Realized Losses as % of Orig Agg Loan Balance                                          0 %
        Required Loss Percentage (Effective July 2007)                                                    3.25 %

O/C Reporting
        Minimum Required Overcollateralization Amount                                                     1,350,747.69
                Percentage of Initial Aggregate Loan Balance                                                    0.5 %
        Targeted Overcollateralization Amount                                                             2,161,196.30
                Percentage of Initial Aggregate Loan Balance                                                    0.8 %
        Ending Overcollateralization Amount                                                               2,164,437.86
        Percentage of Initial Aggregate Loan Balance                                                            0.8 %
        Ending Overcollateralization Deficiency                                                                 0.00
        Monthly Excess Interest                                                                             936,710.63
        Net Excess Spread                                                                                       6.16 %
        Payment to Class X                                                                                  993,816.74

        Beginning Balance Prefunding Account                                                             67,484,973.92
        Subsequent Transfer Amount                                                                                0.00
        Distribution Account Deposit (applied to Principal Remittance Amount)                                     0.00
        Ending Balance Prefunding Account                                                                67,484,973.92

        Beginning Balance Capitalized Interest Account                                                      361,339.00
        Required Withdrawal 359,982.96
        Ending Balance Capitalized Interest Account                                                           1,356.04

        Beginning Notional Balance Cap Contract Account                                                  26,798,500.00
        Withdrawals                                                                                               0.00
        Ending Notional Balance Cap Contract Account                                                     26,565,402.80


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



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